UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

Angi Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3601 Walnut Street, Suite 700, Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Angi Inc. (the “Company”) has filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware, which became effective as of 12:01 a.m. Eastern Time, on March 24, 2025 (the “Effective Time”), to effect the Company’s previously announced 1-for-10 reverse stock split (the “Reverse Stock Split”) of the shares of outstanding Class A common stock, par value $0.001 per share, of the Company (“Class A Common Stock”), and Class B common stock, par value $0.001 per share, of the Company (“Class B Common Stock”).

As previously disclosed, the Reverse Stock Split was previously approved by the Board of Directors of the Company (the “Board of Directors”) and by the requisite stockholders, as described in the Information Statement on Schedule 14C (the “Information Statement”) filed by the Company with the Securities and Exchange Commission on February 18, 2025, and the effective date of the Reverse Stock Split was previously approved by the Board of Directors on March 6, 2025.

At the Effective Time, every 10 shares of Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the Effective Time were automatically combined into one share of Class A Common Stock or Class B Common Stock, respectively, subject to the treatment of fractional shares. No fractional shares were outstanding following the Reverse Stock Split, and any fractional shares that would have otherwise resulted from the Reverse Stock Split will be settled in cash. Proportional adjustments are being made to the number of shares of Class A Common Stock subject to outstanding equity awards of the Company, as well as the applicable exercise price. The Company’s authorized shares of Class A Common Stock and Class B Common Stock, and the par value of each share of Class A Common Stock and Class B Common Stock, were unchanged by the Reverse Stock Split.

The Class A Common Stock began trading on the Nasdaq Global Select Market on a split-adjusted basis at the opening of trading on March 24, 2025. The ticker symbol for Class A Common Stock remains “ANGI.” The new CUSIP number for the Class A Common Stock following the Reverse Stock Split is 00183L201.

The foregoing description of the Amendment and the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Information Statement. A copy of the Amendment is being filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Angi Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI INC.

By:	/s/ Shannon M. Shaw
Name:	Shannon M. Shaw
Title:	Chief Legal Officer

Date: March 24, 2025